Exhibit 99.1

NON-QUALIFIED STOCK OPTION AGREEMENT

                                This Non-Qualified Stock Option Agreement (this “Agreement”), is entered into as of January 3, 2005 by and between Alliance Imaging, Inc., a Delaware corporation hereinafter referred to as the “Company,” and                   , an employee of the Company or a Subsidiary (as defined below) or Affiliate (as defined below) of the Company, hereinafter referred to as “Optionee.”

                                WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock (“Common Stock”); and

                                WHEREAS, the Company wishes to carry out the Plan (as defined below), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

                                WHEREAS, the Committee (as defined below) appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an incentive for increased efforts during his term of employment with the Company or its Subsidiaries or Affiliates, and has advised the Company thereof and instructed the undersigned officers to issue said Options.

                                NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

                                Whenever the following terms are used in this Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

Section 1.1             – Affiliate

                                “Affiliate” shall mean (a) with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (b) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest, and (c) with respect to Viewer, Kohlberg Kravis Roberts & Co., L.P. (“KKR”), and any Affiliate of any partner of KKR.  For purposes of this Agreement, “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature, and “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2             – Cause

                                “Cause” shall mean (i) the Optionee’s willful refusal to perform in any material respects the Optionee’s lawful duties or responsibilities for the Company or its Subsidiaries, (ii) the Optionee’s willful disregard in any material respect of any financial or other budgetary limitations established in good faith by the Company’s Board of Directors, (iii) misconduct by the Optionee that causes material and demonstrable injury, monetarily or otherwise, to the Company or its Subsidiaries, including but not limited to misappropriation or conversion of assets of the Company or its Subsidiaries (other than non-material assets); (iv) conviction of or entry of a plea of nolo contendere to a non-vehicular felony; or (v) the Optionee’s violation of any restrictive covenant contained in any employment agreement to which he and the Company or one of its Subsidiaries are parties, which violation constitutes a material breach by Optionee of such agreement.  No act or failure to act by the Optionee shall be deemed “willful” if done, or omitted to be done, by him in good faith and with the reasonable belief that his action or omission was in the best interest of the Company or consistent with Company policies or the directive of the Company’s Board of Directors.

Section 1.3             – Code

                                “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4             – Committee

                                “Committee” shall mean the Compensation Committee of the Board of Directors or any other committee of the Board of Directors of the Company designated to administer the Plan.

Section 1.5             – Options

                                “Options” shall mean the Non-Qualified Stock Options, which may include a Time Option and/or a performance option, to purchase Common Stock granted under this Agreement.

Section 1.6             – Permanent Disability

                                The Optionee shall be deemed to have a “Permanent Disability” if the Optionee is unable to engage in the activities required by his employment by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as reasonably determined by the Board of Directors of the Company in good faith and in its discretion.

Section 1.7             – Permitted Retirement

                                “Permitted Retirement” shall mean retirement at age 65 or over (or such other age as may be approved by the Board of Directors of the Company) after having been employed by the Company or one of its Subsidiaries or Affiliates for at least three years after the Vesting Reference Date.

Section 1.8             – Plan

                                “Plan” shall mean the 1999 Equity Plan for Employees of Alliance Imaging, Inc. and Subsidiaries, as the same may be amended from time to time.

Section 1.9             – Pronouns

                                The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.10           – Secretary

                                “Secretary” shall mean the Secretary of the Company.

Section 1.11           – Securities Act

                                “Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

Section 1.12           – Stockholder’s  Agreement

                                “Stockholder’s Agreement” shall mean that certain Stockholder’s Agreement dated as of                    by and between the Company, the Optionee and Viewer.

Section 1.13           – Subsidiary

                                “Subsidiary” with respect to any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain, then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14           – Time Option

                                “Time Option” shall mean an Option with respect to which the commencement of exercisability is governed by Section 3.1(a) hereof.

Section 1.15           – Viewer

“Viewer” shall mean Viewer Holdings LLC, a Delaware limited liability company.

Section 1.16           – Vesting Reference Date

                                “Vesting Reference Date” shall mean the date of this Agreement.

ARTICLE II

GRANT OF OPTIONS

Section 2.1             – Grant of Options

                                For good and valuable consideration, on and as of the date hereof the Company irrevocably grants to the Optionee a Time Option to purchase any part or all of an aggregate of the number of shares set forth with respect to such Option on the signature page hereof of its Common Stock upon the terms and conditions set forth in this Agreement.  This Option shall not be subject to the terms and conditions of the Stockholder’s Agreement.

Section 2.2             – Exercise Price

                                The per share exercise price of the shares of stock covered by the Option is $            .

Section 2.3             – Consideration to the Company

                                In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or one of its Subsidiaries or Affiliates, with such duties and responsibilities as the Company shall from time to time prescribe.  Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or Affiliates or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and Affiliates, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without Cause.

Section 2.4             – Adjustments in Options

                                Subject to Section 9 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for cash or a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration and the exercise price as to which such Option, or portions thereof then unexercised, shall be exercisable in order to prevent dilution or enlargement of the benefits intended to be made available with respect to any Option.  Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1             – Commencement of Exercisability

(a)             The Time Option shall become exercisable with respect to 5% of the shares of Common Stock subject to such Time Option on the first anniversary of the Vesting Reference Date, 20% on the second anniversary of the Vesting Reference Date, and 25% on each of the third through fifth anniversaries of the Vesting Reference Date; provided, that notwithstanding the foregoing, the Time Option shall become exercisable as to 100% of the shares of Common Stock subject to such Option immediately prior to the consummation of a Change of Control (but only to the extent such Option has not otherwise terminated); provided, however, that as a condition subsequent to the acceleration of the exercisability of the Option pursuant to this paragraph, the Change of Control shall be consummated.  In the event the contemplated Change of Control is not consummated, the acceleration of exercisability and the exercise, if any, of the Option shall be void ab initio. A “Change of Control” means (i) a sale of all or substantially all of the assets of the Company to a Person who is not an Affiliate of Viewer or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 50% of the voting power immediately following the transaction, (ii) a sale by Viewer or any of its Affiliates resulting in more than 50% of the voting stock of the Company being held by a Person or Group that does not include Viewer or any of its Affiliates or (iii) a merger or consolidation of the Company into another Person which is not an Affiliate of Viewer, if and only if, after such merger or consolidation Viewer and its Affiliates lose the ability to elect a majority of the Board of Directors of the Company or the surviving Company.  “Group” means two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

Section 3.2             – Expiration of Options

                                The Options may not be exercised to any extent by anyone after the first to occur of the following events:

(a)             The tenth anniversary of the date hereof; or

(b)           The first anniversary of the date of the Optionee’s termination of employment by reason of death, Permanent Disability or Permitted Retirement; or

(c)           The first business day which is ninety calendar days after termination of employment of the Optionee for any reason other than for Cause, death, Permanent Disability or Permitted Retirement; or

(d)           The opening of business on the date of an Optionee’s termination of employment by the Company for Cause; or

(e)           Subject to the provisions for accelerated exercisability pursuant to Section 3.1(a) upon a Change of Control, if the Committee so determines pursuant to Section 9 of the Plan, the effective date of either the merger or consolidation of the Company into another Person, or the exchange or acquisition by another Person of all or substantially all of the Company’s assets or 80% or more of its then outstanding voting stock, or the recapitalization, reclassification, liquidation or dissolution of the Company.  At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1             – Person Eligible to Exercise

                                During the lifetime of the Optionee, only he may exercise an Option or any portion thereof.  After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by his personal representative or by any person empowered to do so under the Optionee’s will or under the then applicable laws of descent and distribution.

Section 4.2             – Partial Exercise

                                Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

Section 4.3             – Manner of Exercise

                                An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a)           Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b)           Full payment (in cash, by check or by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised;

(c)           A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act, and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

(d)           Full payment to the Company (in cash, by check or by a combination thereof) of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

(e)           In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Securities Act, and may issue stop-transfer orders covering such shares.  Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein.  The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares.

Section 4.4             – Conditions to Issuance of Stock Certificates

                                The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

(a)           The obtaining of approval or other clearance from any state or federal or foreign governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(b)           The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience; provided, however, that no delay in the issuance of any certificate to be issued hereunder shall operate to prejudice or impair the Optionee’s rights to participate in a corporate transaction providing for the disposition of stock or to exercise his rights under the Stockholder’s Agreement.

Section 4.5             – Rights as Stockholder

                                The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE V

MISCELLANEOUS

Section 5.1             – Administration

                                The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options.  In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2             – Options Not Transferable

                                Neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3             – Shares to Be Reserved

                                The Company shall at all times during the term of the Options reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4             – Notices

                                Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at his most recent address as reflected in the Company’s records.  By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him or it.  Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, and delivered by hand (whether by courier or otherwise) or sent by registered or certified mail, return receipt requested (with postage prepaid).

Section 5.5             – Titles

                                Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6             – Applicability of Plan

                                The Options and the shares of Common Stock issued to the Optionee upon exercise of the Options shall be subject to all of the terms and provisions of the Plan, to the extent applicable to the Options and such shares.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

Section 5.7             – Amendment

                                This Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Agreement.

Section 5.8             – Governing Law

                                The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 5.9             – Jurisdiction

                                Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment.  The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.  No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware, and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority.  The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

                                IN WITNESS WHEREOF, this Non-Qualified Stock Option Agreement has been executed and delivered by the parties hereto as of the date first written above.

OPTIONEE	ALLIANCE IMAGING, INC.

By
Signature	Its

ADDRESS

Aggregate number of shares of Common Stock
for which the Time Option granted hereunder is exercisable: